                                                                   EXHIBIT 10.22

                                   SUBLEASE
                                   --------

THIS SUBLEASE made as of this 24th day of June, 1998 between Bio-Medical Applications of California, Inc., d/b/a Bio-Medical Applications of Los Angeles, a Delaware corporation, hereinafter called "Sublandlord", and Bio Marin Pharmaceutical, Inc., a California corporation, hereinafter called "Subtenant".

WHEREAS, by a lease dated July 20, 1992 by and between Sublandlord as lessee and Commercial Building Company, A Partnership, hereinafter called "Landlord", said lease referred to hereinafter as the "Main Lease", a copy of which is attached hereto as Exhibit A with the rental amounts deleted, Landlord leased to
          ---------
Sublandlord approximately 8,000 square feet of space in the building located at 1123 West Carson Street, Torrance, California 90502 (the "Main Premises") upon the terms, covenants and conditions therein contained; and

WHEREAS, Sublandlord has agreed to sublease to Subtenant the entire Main Premises, hereinafter referred to as the "Subleased Premises", on the terms stated herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows.

1. Sublandlord hereby leases to Subtenant, and Subtenant hereby takes and leases from Sublandlord, the Subleased Premises; TO HAVE AND TO HOLD the Subleased Premises for a term which commences on July 1, 1998 (the "Commencement Date") and ends on June 30, 2001 (the "Expiration Date").

2. The Subleased Premises shall be delivered to Subtenant in their "as is" condition on the Commencement Date. Subtenant shall have the same rights to make initial improvements to the Subleased Premises as set forth in Section 9 of the Main Lease, except that Sublandlord shall have the same rights to review and approve such work as the rights granted to Landlord under Section 9 of the Main Lease, and that such fights of the Sublandlord shall be in addition to the rights of the Landlord under Section 9 of the Main Lease.

3.1 Subtenant hereby expressly agrees and covenants to Landlord and to Sublandlord, that Subtenant assumes, is bound by and shall faithfully perform, all of the obligations of Sublandlord as tenant under the Main Lease with respect to the Subleased Premises, except as otherwise expressly provided for herein. It is further agreed that the relationship between, and the rights of, Subtenant and Sublandlord shall, except as expressly provided for herein, be governed by the Main Lease as if they were tenant and landlord, respectively, under the Main Lease, and that Sublandlord specifically shall have all rights granted to Landlord under the Main Lease with respect to enforcement of the provisions of this Sublease and the termination hereof; provided, however, that Sublandlord shall not be deemed to guarantee performance by Landlord of its obligations under the Main Lease, and Sublandlord shall have no liability to Subtenant for any default in this Sublease caused by the default or any other act of Landlord under the Main Lease. It is further agreed that performance by Sublandlord shall be conditional upon the performance by Landlord of its obligations under the Main Lease. Sublandlord shall be entitled to exercise any of the remedies set forth in the Main Lease upon the occurrence of any of the defaults set forth therein.

3.2 The following provisions of the Main Lease are excluded from the terms hereof, and Subtenant shall have no fights thereunder: Section 11 (Assignment) except as permitted as described in Section 8, below.

3.3 The following references to numbers of days in the Main Lease are changed as follows with respect to the relationship between Sublandlord and Subtenant:
Section 5 (Condition of Premises, Repairs and Maintenance): the ten (10) day notice provision in the final subparagraph shall be changed in this Sublease to five (5) days; Section 7(c)(Damage by Fire or Other Casualty): the thirty (30) days notice shall be changed to twenty (20) days; and Section 15 (Default by Tenant): the time periods provided to Tenant under the Main Lease to cure defaults after receipt of notice from Landlord shall be reduced to five (5) days for monetary defaults and twenty (20) days for non-monetary defaults.

3.4 Subtenant's parking fights shall be comprised of Sublandlord's allocable share of vehicular parking spaces in the Parking Lot and the Parking Garage, if any, as set forth in the Main Lease. Subtenant shall not be entitled to any credit against the Rent due under this Sublease notwithstanding any provision of the Main Lease.

4. Subtenant covenants and agrees with Sublandlord to pay to Sublandlord as rent during the term hereof as follows:

4.1 Base Rent shall be paid in advance on the first day of each month of the term of this Sublease at the monthly rate of: Six Thousand and 00/100 Dollars ($6,000.00) per month.

4.2 All costs for (i) electrical power and utilities allocable to the Subleased Premises, (iv) cleaning and janitorial expenses allocable to the Subleased Premises and (iii) associated with increases in insurance expense allocable to the Subleased Premises shall be paid by Subtenant directly to Sublandlord for the term of this Sublease. All payments under this Paragraph 4 shall be made by Subtenant without any setoff or deduction whatsoever, in lawful money of the United States. Such payments shall be paid to Sublandlord at Sublandlord's office hereinabove set forth or at such other place or to such other party or parties as Sublandlord may from time to time designate by notice to Subtenant. Subtenant shall pay Sublandlord interest at the default rate set forth in the Main Lease on any payments required by this Paragraph 4 which are not made by Subtenant when due.

5. Subtenant covenants and agrees to use the Subleased Premises for the use described in Section 11 of Addendum No. 1 to this Sublease and for no other purpose.

6. Sublandlord warrants and represents that it has no knowledge of any default by itself or by landlord under the Main Lease; that the Main Lease is in full force and effect and that Sublandlord has a good right to sublease its interest in the same provided Sublandlord obtains the consent of Landlord in accordance with Section 11 of the Main Lease and obtains the consent of any of Landlord's lender or lenders who may have approval rights in connection with this Sublease; and that Sublandlord has done nothing to defeat or impair this Sublease. Sublandlord further warrants and covenants that Subtenant, upon performance of Subtenant obligations hereunder and subject to the provisions hereof, shall for the term hereof, succeed to all rights of Sublandlord under the Main Lease with respect to the Subleased Premises and will have quiet possession of the Subleased Premises unless the Main Lease be terminated for any reason; provided, however, that this Sublease shall be in all respects subject to the Main Lease and if the Main Lease shall terminate during the term hereof for any reason, this Sublease shall terminate upon such termination with the same force and effect as if such termination date had been named herein as the termination date hereof; and if any provisions of this Sublease shall be in violation of the provisions of the Main Lease, the provisions of the Main Lease shall be deemed to limit the provisions hereof. It is expressly understood and agreed, however, that nothing stated in this Paragraph 6 shall be deemed to confer upon Subtenant any greater rights than are set forth herein nor limit any of the Subtenant's obligations hereunder.

7. Subtenant agrees to do nothing which will subject the Main Lease to termination by Landlord under the provisions of the Main Lease, and it is further agreed that if Subtenant is in default of the provisions of the Main Lease, Sublandlord may, after five (5) days written notice to Subtenant or immediately in the event of an emergency, but need not cure said default specifically on behalf of and for the account of Subtenant, in which case all costs, damages, and expenses incurred by Sublandlord in connection therewith shall be paid to Sublandlord immediately upon its demand as additional rent hereunder. By curing Subtenant's default on its behalf and account, as aforesaid, Sublandlord shall not be deemed to have waived any of its rights nor to have released Subtenant from any of its obligations under this Sublease. It is agreed, however, that Sublandlord may cure said default on its own account to preserve its interest in the Main Lease, and may terminate this Sublease pursuant to the terms hereof by reason of said default by Subtenant, if Subtenant does not pay as additional rent to Sublandlord all costs, damages and expenses incurred by Sublandlord in connection with such cure within the applicable grace period provided for in the Main Lease, as mended by Paragraph 3 above. In the event of such termination, Sublandlord shall be entitled to all remedies and damages provided for Landlord in the Main Lease, or as otherwise provided by law. In the event that the Main Lease is terminated by Landlord by reason of Subtenant's default, Subtenant shall indemnify and hold Sublandlord harmless from such damages as Sublandlord may become liable to pay under the Main Lease resulting from such default, plus all other expenses and costs related thereto, including without limitation attorneys' fees.

8. Subtenant shall not have the right to sublet the Subleased Premises, or any portion thereof, nor to assign or in any way transfer its interest in the same, nor to suffer or permit others to occupy the same, nor to suffer or permit the same to be assigned or transferred by operation of law or otherwise without the express written consent of Sublandlord and Landlord in their sole and absolute discretion. Notwithstanding anything to the contrary contained herein or in the Main Lease, Subtenant agrees that it shall remain primarily liable under this

Sublease regardless of any assignment of this Sublease by Subtenant, any subletting of the Subleased Premises by Subtenant or any transfer by Subtenant of its interest hereunder.

9. Subtenant shall maintain with respect to the Subleased Premises the insurance required by the Main Lease to be taken our by the tenant thereunder, which insurance shall name Landlord and Sublandlord as additional insured, all in accordance with said sections of the Main Lease.

10. At the expiration or earlier termination of this Lease, Subtenant shall surrender and yield up the Subleased Premises in the condition required under
Section 9 of the Main Lease, and shall remove all equipment and trade fixtures of Subtenant therefrom, if Subtenant shall remain in possession of the Subleased Premises after the expiration or earlier termination of this Sublease without any express agreement as to such holding over, Subtenant shall be liable to Sublandlord in accordance with the Main Lease.

11. Subtenant further agrees to indemnify and hold Sublandlord harmless from any claim of Landlord under the Main Lease, and against any claim for injury to persons, including death, and for property damages arising out of the occupancy and use of the Subleased Premises by Subtenant, its officers, agents, employees or invitees. Sublandlord agrees to indemnify and hold Subtenant harmless from any claim for injury to persons, including death, and for property damages arising out of the negligence or intentional misconduct of Sublandlord and Landlord agrees to indemnify and hold Subtenant harmless from any claim for injury to persons, including death, and for property damages arising out of the negligence or intentional misconduct of Landlord.

12. Subtenant shall deposit with Sublandlord upon Subtenant's execution hereof a security deposit in an amount equal to one month's Base Rent hereunder (the "Security Deposit") as security for Subtenant's faithful performance of Subtenants obligations under this Sublease. If Subtenant fails to pay Base Rent or other rent or charges due hereunder, or otherwise defaults under this Sublease, Sublandlord may use, apply or retain all or any portion of said Security Deposit for the payment of any amount due Sublandlord or to reimburse or compensate Sublandlord for any liability, cost, expense, loss or damage (including attorneys' fees) which Sublandlord may suffer or incur by reason thereof. If Sublandlord uses or applies all or any portion of said Security Deposit, Subtenant shall within ten (10) days after written request therefore deposit monies with Sublandlord sufficient to restore said Security Deposit to the full mount required by this Sublease. Sublandlord shall not be required to keep all or any part of the Security Deposit separate from its general accounts. Sublandlord shall, at the expiration or earlier termination for the term hereof and after Subtenant has vacated the Premises, return to Subtenant (or, at Sublandlord's option, to the last assignee, if any, of Subtenant's interest herem), that portion of the Security Deposit not used or applied by Sublandlord. Unless otherwise expressly agreed in writing by Sublandlord, no part of the Security Deposit shall be considered to be held in trust, to bear interest or other increment for its use, or to be prepayment for any monies to be paid by Subtenant under this Sublease.

13. All notices required to be given under this Sublease shall be sent by prepaid registered or certified mail, return receipt requested, to Sublandlord, at Fresenius Dialysis Services West, 7927 Ostrow Street, San Diego, California 92111, Attention: Jill A. Hall, with a copy to Fresenius Medical Care North America, Two Ledgemont Center, 95 Hayden Argue, Lexington, Massachusetts 02173,
Attention: Corporate Legal Department, and to Subtenant, at the Subleased Premises, unless in either case a different address is specified by either party to the other in writing by prepaid registered or certified mail, return receipt requested. Any such notices shall be deemed to have been given when deposited with the U.S. Mail.

14. Sublandlord hereby reserves the fight to enter onto the Subleased Premises from time to rime after reasonable prior notice to Subtenant to ascertain whether Subtenant is in compliance with the provisions of this Sublease.

15. If any provision of this Sublease, or the particular application thereof, shall to any extent be held invalid or unenforceable by a court of competent jurisdiction, the invalidity of such provision shall not be deemed to affect the validity of any other provision of this Sublease. Such invalid provisions shall be deemed to be stricken from this Sublease, which shall otherwise continue in full force and effect in all respects.

16. This Sublease shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors, assigns, heirs and legal representatives.

17. This Sublease shall be governed by and construed in accordance with the laws of the state of California.

18. Sublandlord and Subtenant each warrant to the other that it has had no dealings with any broker or agent in connection with this Sublease except for Lee & Associates, South Bay who shall be paid by Sublandlord pursuant to Addendum No. 1 attached hereto. Sublandlord and Subtenant covenant to hold harmless and indemnify the other party from and against any and all costs (including, without limitation, attorney's fees for defense of an action), expenses or 1iability for any compensation, commissions and charges which result from the breach of this warranty.

19. Addendum No. 1 to this Sublease is attached hereto and incorporated herein as Exhibit C.

20. Notwithstanding anything to the contrary contained herein, this Sublease shall not become or be deemed to have become effective until mutually executed and delivered by Subtenant and Sublandlord and consented to by Landlord in writing.

EXECUTED under seal as of the day and year first above written.


SUBLANDLORD:     BIO-MEDICAL APPLICATIONS OF CALIFORNIA, INC.

By:  _______________________________________________

Its: _______________________________________________
hereunto duly authorized

SUBTENANT:       BIO MARIN PHARMACEUTICAL, INC.

By:  John C. Klock

Its: President
hereunto duly authorized


LANDLORD:        COMMERCIAL BUILDING COMPANY, A PARTNERSHIP

By:  ________________________________________________

Its: ________________________________________________
hereunto duly authorized

                                   EXHIBIT A

                              Copy of Main Lease.

                                   EXHIBIT B

   Legal Description of the property on which the Subleased Premises is located.

                                   EXHIBIT C

                          Addendum No. 1 to Sublease.

                                 ADDENDUM NO.1

   This Addendum No. 1 to the Sublease (The "Addendum") is dated as of June 9/th/, 1998, and is entered into by and between Bio Medical Applications of Los Angeles, Inc. "Sublandlord" and Bio Marin Pharmaceutical, Inc., "Subtenant."

                                   RECITALS
                                   --------

A. Sublandlord and Subtenant entered into that certain Sublease, dated June 8, 1998, as amended by that certain Addendum No. 1 of Sublease, dated June 9, 1998 (collectively, the "Sublease"), for the Premises located at 1123 W. Carson Street, Torrance California ("The Building").

     In consideration of the foregoing recitals, the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sublandlord and Subtenant hereby agree as follows:

                                   AGREEMENT
                                   ---------

1.   DEFINITIONS
     -----------
     All capitalized terms used in the Addendum No.1 which are not defined herein shall have the same meanings as set forth in the Sublease. Unless expressly stated otherwise herein, the term "Sublease" shall mean the Sublease as amended hereby.

2.   GOVERNING LAW
     -------------
     This Addendum No. 1 shall be construed in accordance with and governed by the Laws of the State of California.

3.   ENTIRE AGREEMENT
     ----------------
     The Sublease and this Addendum No. 1 constitutes the entire agreement of Sublandlord and Subtenant with respect to the specific subject matter hereof.

4.   OPTION TO EXTEND
     ----------------
     Provided Subtenant is not in default under the terms and conditions of the Sublease. Sublandlord hereby grants to Subtenant the option to extend the term of this Sublease for the balance of the original Lease or for one (1) additional two (2) year period(s) whichever is less, commencing upon the expiration of the prior term, upon each and all of the following terms and conditions:

     A. Subtenant gives to Sublandlord and Sublandlord actually receives on a date which is prior to the date that the Option Period would commence (if exercised) by at least four (4) months and not more than six (6) months a written notice of the exercise of the Option to Extend this Sublease for said additional term, time being of the essence. The rental rate for the Option Period shall be six thousand ($6,000/mo.) per month.

5.   TENANT IMPROVEMENTS
     -------------------
     Subtenant shall occupy the Premises in its present condition, ("As Is"), and Sublandlord shall deliver the heating, ventilation, air conditioning, and plumbing in good working condition. Subtenant at Subtenant's sole expense shall have the fight to modify the interior of the building (non-structural) per Subtenant's specification, and plans approved by the city, provided that Subtenant shall submit all Subtenant's Tenant Improvement plans, and working drawings to Sublandlord for Sublandlord's prior' approval (and which shall be subject to Landlord's' review and approval). Such approvals shall not be unreasonably withheld. Sublandlord shall contribute Twenty Thousand and 00/100 Dollars ($20,000.00) to Subtenants Tenant Improvements. Said amount shall be paid to Subtenant upon completion of the Tenant Improvements and receipt of all documentation demonstrating that Subtenant has spent the referenced mount or more in the premises along with a copy of release of all waivers from contractors and subcontractors.

6.   FIRST (1/st/) MONTH'S RENT AND SECURITY DEPOSIT
     -----------------------------------------------
     Subtenant shall pay Sublandlord a first month's rent of $6,000.00 along with $6,000.00 as a Security Deposit upon execution of the Lease by Subtenant. Said rent shall applied to the first month's rent of the Sublease term (July 1998).

7.   EARLY POSSESSION
     ----------------
     Subtenant shall be permitted to occupy the Premises upon full execution of the Sublease by Sublandlord and Subtenant and the Landlord. If Subtenant occupies the Premises prior to the commencement date (such Commencement Date being July 1, 1998) referenced in the Sublease, such occupancy shall be subject to all provisions of this Sublease. Such occupancy shall not change the termination date, but Subtenant shall not pay any Rent for the period prior to July 1, 1998.

8.   COMMENCEMENT DATE
     -----------------
     This Sublease Agreement shall commence on July 1, 1998 and rent shall commence on July 1, 1998.

9.   UTILITIES AND JANITORIAL SERVICES
     ---------------------------------
     Subtenant shall pay and be responsible for all utilities and janitorial services for the premises during the term of Sublease and Option thereof.

10.  HEALTH CODE AND MATERIALS
     -------------------------
     The building shall be in compliance with all governmental and city codes as of the commencement date of this Sublease.

11.  USE
     ---
     Subtenant shall use the Premises for development of Enzyme for treatment and other related medical use.

12.  BROKER'S COMMISSION
     -------------------
     Sublandlord and Subtenant hereby being disclosed by Lee & Associates~South Bay that Lee & Associates-South Bay is acting in this Sublease transaction as the agent of both Sublandlord and Subtenant. Sublandlord and Subtenant each consent to such representation by Lee & Associates-South Bay. Sublandlord shall pay Lee & Associates-South Bay a broker's commission of six percent (6%) of the total base rent pursuant to this Sublease upon execution of the Sublease Agreement by Sublandlord, Subtenant and Landlord. In addition, should Subtenant exercise its option to renew the Sublease Agreement, then Sublandlord shall pay a broker's commission to Lee & Associates-South Bay of two and one half percent (2 1/2%) of total base rent of the renewal term when Subtenant renews the Sublease, and exercises Subtenant's option.

13.  APPROVAL OF LANDLORD
     --------------------
     This Sublease Agreement, Addendum No. 1 and all other related documents and plans shall be subject to approval by the Landlord, which shall not be unreasonably withheld. If Landlord does not approve of the plans within 30 days of execution of Sublease, Subtenant may terminate the Sublease.

14.  COMMON AREA MAINTENANCE, INSURANCE AND PROPERTY TAXES (TRIPLE NET)
     ------------------------------------------------------------------
     Sublandlord shall pay all charges for the Common Area Maintenance, Common Area Building Insurance, and Property Taxes during the Term of the Sublease and Option Period. In addition to all other charges required to be paid by Subtenant pursuant to this Sublease. Subtenant shall pay for any increases in the Common Area Insurance (building insurance) that may result from the Subtenant's use and Tenant Improvements.

15.  PARKING
     -------
     Subtenant shall have the right to occupy 17 parking spaces in front of the building free of charge during the Term of Sublease and Option thereof.

16.  SUBLEASE AND ADDENDUM #1 PREPARATION CLAUSE
     -------------------------------------------
     This Addendum No. 1 has been prepared by Lee & Associates at the request of Sublandlord and Subtenant. This Sublandlord and Subtenant agree to indemnify and hold harmless Lee & Associate, its respective Agents and Employees, for any Liability of Loss, including without limitation, reasonable Attorney fees and costs that may be occasioned as a result of completing this Addendum No. 1. Subtenant and Sublandlord acknowledge being advised by Lee & Associates to have this Sublease (prepared by Sublandlord) and Addendum No 1. and the master Lease reviewed by their respective Attorneys, Accountants, or Insurance Agents for professional advice. The Sublease document was prepared by Sublandlord.

In witness whereof, Sublandlord, Landlord, and Subtenant have executed this Sublease and Addendum No. 1 as of the day and year first written above.

"SUBLANDLORD"                                     "SUBTENANT'
BioMedical Applications of Los Angeles, Inc.      BioMarin Pharmaceutical, Inc.

By: __________________________________            By: /s/ John C Klode
                                                     ---------------------------

Its. _________________________________            Its: President
                                                      --------------------------

Date: ________________________________            Date: 7-9-98
                                                       -------------------------

LANDLORD:

By: __________________________________

Its: _________________________________

Date: ________________________________

                                   L E A S E
                                   - - - - -

          THIS LEASE, made and entered into as of the July 20, 1992 by and between COMMERCIAL BUILDING COMPANY, A PARTNERSHIP (LANDLORD, and BIO MEDICAL APPLICATIONS OF LOS ANGELES, INC. a Delaware corporation(TENANT).


                              W I T N E S S E T H

     1. PREMISES:  Landlord hereby leases to Tenant and Tenant hires from
     -----------
Landlord for the term and according to the covenants and conditions contained herein the total space of approximately 8,000 square feet in the building located at 1123 West Carson Street, Torrance, California 90502, together with all the improvements, easements and appurtenances related hereto, including an access to an auxiliary electrical generator and all the parking spaces pertaining to the building, all of the foregoing hereinafter referred to as "PREMISES".

     2. TERM:  The term of this lease shall be for a period of TEN (10) years,
     -------
beginning May 1, 1993 and ending April 30, 2003.

     3. RENT:  Tenant agrees to pay during the Ten (10) year period, a minimum
     -------
rental of Six thousand Dollars ($ 6,000.00) per month inclusive parking and window cleaning for the 1st TWO (2) years, to increase by THREE (3)% per cent per year thereafter payable monthly, Rental shall be payable in lawful money of the United States of America at such places as Landlord may direct by Notice in writing by Tenant. Tenant has a Security Deposit with Landlord in the amount of SIX THOUSAND FIVE HUNDRED TWENTY FIVE ($ 6,525.00) DOLLARS. Landlord upon written Notice to Tenant may elect to use such portion of said Security Deposit as may be reasonably necessary to remedy any default by Tenant. Upon termination of this Lease, so long as Tenant is not in default, Landlord shall refund to TENANT the Security Deposit or the remaining portion of thereof.

     4. TAXES AND ASSESSMENTS: During the term of this lease Landlord shall pay
     ------------------------
and Tenant shall reimburse Landlord promptly upon receipt of bills accompanied by evidence of payment by Landlord for;

          (a) Twenty five percent (25%) of all-real property taxes imposed upon the entire land and Ninety per cent (90%) on the building, in which the premises are located.

          (b) During any tax year in which Tenant is in possession for less than the entire year, the taxes to be paid by Tenant shall be prorated.

          (c) All improvements made by Tenant prior of this Lease or after, shall be billed and paid by Tenant in reference to Property taxes directly.

     5. CONDITIONS of PREMISES, REPAIRS and MAINTENANCE: Tenant knows the
        -----------------------------------------------
conditions of premises and agrees that no statements or representations as to the condition or repair of the premises have been made by Landlord or its agents and tenant accepts the Premises in its present condition, except that Landlord shall pay to Tenant upon signing this Lease Agreement up front EIGHTY
THOUSAND ($ 80,000.00) Dollars for Tenant repairs. Tenant agrees that during said term it will at its own expense keep all and every part of the premises and appurtenances thereto, including all glass contained in or upon said premises, in at least as good order and repair and in as clean and wholesome condition as the premises were to Tenant and in compliance with all applicable ordinances and will not commit or allow any waste or misuse of the premises, and that at the expiration of the term, Tenant will yield up and deliver said premises to Landlord in at least as good order and condition as the premises were delivered to Tenant, damage by element, fire or other casualty, and ordinary wear excepted.

     Landlord shall not be called upon to make any alterations, improvements or repairs whatsoever on the premises or any part thereof, or the appurtenances thereto (except in case of fire or the elements as herein provided). Notwithstanding the foregoing provisions hereof, Landlord agrees to keep and maintain the exterior structural walls (not included windows, door glass or plate glass) and roof in good order and state of repair throughout the term, Tenant agrees to provide routine maintenance for the elevator, but the expense of any extraordinary repair shall be shared equally by Landlord and Tenant. Further Landlord shall at its sole cost and expense maintain areas of the building of which the premises are part, such as entryways sidewalks, parking areas and landscaped areas.

          All work done on the building and improvements by landlord or Tenant shall be done in first class and good and workmanlike manners and in compliance with all applicable statutes and ordinances and lawful regulations thereunder.

          If either party shall be in default in performing the covenants or conditions, relating to maintenance, repair or construction obligations, then the other party hereto after ten (10) days of written notice of such default, may make any and all necessary repairs, and, the defaulting party shall and agrees to pay the reasonable expense thereof, plus interest at ten (10%) per annum until paid.

     6.   UTILITIES RATES & CHARGES.  Tenant agrees to pay before delinquency
          -------------------------
and in addition to any other sums required to be paid hereunder all utilities rates and charges for the services of utilities to the Premises.

     7.   DAMAGE BY FIRE OR UTHER CASUALTY. If the building or improvements
          --------------------------------
upon the premises at any time should be damaged or destroyed, in whole or in part, by reason of fire or other casualty covered by the fire insurance policy with extended coverage or by earthquake then the parties agree;

     (a) If such casualty results in only partial damage or destruction, the Landlord agrees to repair and reconstruct the same to a condition at least equal to its condition immediately preceding the casualty, using due diligence to complete said reconstruction as soon as reasonably possible, and the Lease shall continue in full force and effect except as herein otherwise provided, however if the damage occurs in the final year of the term or extended term of this lease, Landlord shall have the option to terminate this lease. Such option to be exercised within thirty (30) days from the date of the happening of the casualty; or

     (b) If such casualty results in total destruction and would require more than one hundred twenty (120) working days to complete the work of repair or restoration of the building, than Landlord may, at its option, repair and restore or may terminate the lease. Such option to be exercised by written notice to Tenant within thirty (30) days from the date of the the building, the Lease shall continue in full force and effect and Landlord shall use due diligence to repair nor reconstruct the building within said one hundred twenty (120) day period; or

     (c) Notwithstanding anything to the contrary contained herein, in the event any such casualty occurs and damage or destruction of the building be so extensive that it would require one hundred twenty (120) working days or more to complete such repair then Tenant may, at its option, terminate this lease by written notice to Landlord given within thirty (30) days from the day of the happening of the casualty and Tenant thereafter shall be released of any further liability hereunder except for items therefore accrued and unpaid and any Security Deposit or prepaid rent shall be refunded to Tenant: or

     (d) If neither party elects to terminate this Lease as aforementioned then Landlord shall repair or restore the building and tenant shall be responsible to repair or restore the Tenants improvements at the Premises.

     Tenant shall be entitled to receive from insurance proceeds the replacement value of the contents and Landlord shall be entitled to receive from insurance proceeds the replacement value of the building.

     If, during any of the periods of repair and restoration provided Tenant is unable to use all or a portion of said building there shall be an abatement in minimum rentals from the date of destruction to the date of completion of reconstruction in proportion to the loss of use of the Premises to Tenant, however rental shall not be abated, beyond thirty (30) days after the completion of reconstruction of the building by Landlord.

     8.  USE OF PREMISES AND INDEMNITY. Tenant agrees to use the premises for
         -----------------------------
the purpose of conducting thereon the business of a hemodialysis medical clinic and for incidental purposes related hereto, or for any other legally permissible business or commercial venture, provided however, that Tenant shall not use the Premises in such manner as to violate any applicable law, rule, ordinance or regulation of any governmental body.

     Effective when Tenant takes possession of the Premises, Tenant covenants to indemnify Landlord against and to keep and save Landlord free and harmless from loss, damages and penalties, fines, charges, costs and expenses including attorneys fees, suffered by or charged or imposed against Landlord on account of any violation or charge of violation of any law, ordinance or regulation thereunder in the operation, care or use of the Premises, or in the conduct of any business thereon, or on account of any damage or injury, to persons or property on the premises or resulting directly or indirectly from the occupancy, use, misuse or neglect of the premises, or from the construction or repair work on the Premises done by Tenant, except for Landlord negligence or wilful misconduct.

     9.  ALTERATION AND IMPROVEMENTS. Tenant may, provided the value of the
         ---------------------------
premises is not thereby impaired at its option, make improvements to the Premises or may install replace equipment, lighting, partitioning, ceilings, wall coverings, floor coverings, sprinkler systems or other portions of the premises ats its sole cost and expense as may be required by the business conducted therein, upon approval of Plans and Specifications by Landlord, which such improvements, installations, furniture and fixtures made by Tenant, may not be removed by Tenant without prior written consent by Landlord and shall become property of landlord upon Tenants surrender of the Premises. Tenant agrees that any and all such alterations or additions shall be made in compliance with the building code and ordinances laws and regulations applicable to the Premises. Landlord agrees to execute all documents required to obtain necessary building permits.

     10. INSURANCES. Tenant agrees to carry and maintain at its expense during
         ----------
the term hereof, plate glass insurance to the full insurable value thereof on all glass and plate glass in the Premises and Public Liability insurance in a sum no less then $ 1,000,000.00 for each occurrence, damage to property not less than $ 50,000.00. Said policies shall be issued for the benefit of Landlord and Tenant and tenant shall furnish Landlord with written certificate issued by such carrier (insurance) or with duplicate policies thereof.

     Tenant will, during the term hereof, at Tenants cost and expense, carry and maintain fire insurance with extended coverage endorsement for the benefit of Landlord on the premises in an amount equal to at least one hundred percent (100%) of the full insurable value thereof, excluding foundation and excavation costs, but including the value of all improvements constructed at the Premises by Tenant. The Policy covers flood and earthquake also.

     Tenant may at its option, bring its obligation to insure under this section within the coverage of any so called blanket policy or policies insurance which tenant may now or hereinafter carry, by appropriate amended, rider endorsement or otherwise, provided, however, that the interest of Landlord shall thereby be as fully protected as there would be otherwise if this option to Tenant to use blanket policies were not permitted. Copies of such policies shall be delivered to Landlord within 30 days after procurement thereof. All such policies shall contain a clause or endorsement to the effect that it may not be terminated or materially amended except after ten (10) days written notice thereof to Landlord.

     Landlord and Tenant hereby expressly waive any and all claims against each other for loss and/or damage arising or resulting from the occupancy of the Premises and/or from any operation conducted therein or thereabouts caused by fire and/or other perils insured under standard form Fire Insurance Policies with extended coverage endorsement regardless of the cause of such damage including damage resulting from the negligence of Tenant or its agents, servants, employees, or invitees.

     11.  ASSIGNMENT.  Tenant way not assign this Lease in whole or in part
          ----------
without first obtaining the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed; provided, however, that Tenant may, without such consent, assign this Lease in whole or in part as security or otherwise to any corporation controlled by controlling or under common control with Tenant (it being understood that Tenant shall remain liable hereunder) or to any surviving corporation resulting from a merger or consolidation of the Tenant with any other corporation or to any corporation wich purchases or otherwise acquires all or substantially all of the assets of Tenant. Any consent to any assignment, shall not be deemed to be a consent to any subsequent assignment by Tenant other than in accordance herewith shall be voidable by Landlord for a period of sixty (60) days after acquiring knowledge of such assignment.

     Tenant or its Assignee shall and its hereby given, the unqualified right and privilege at its option of subletting the Premises, in whole or in part, subject to all of the rents, terms and condition of this Lease. It is specifically understood by and between Landlord and Tenant that any subletting which Tenants or its Assignees make, as permitted herein, shall in no event relieve Tenant of its obligation or Tenant hereunder, and that the right of subletting shall be that of Tenant or its Assignees only, and shall not extend to any subtenant.

     12. BANKRUPTCY OR INSOLVENCY.  In the event that Tenant is adjudged
         ------------------------
bankrupt or makes any assignment for the benefit of creditors, or in the event that this Lease is levied on and put up for sale on execution foreclosure, trustee's sale or judicial proceedings on account of debts of Tenant, or in liquidation proceedings, or in the event a receiver or Trustee for Tenant or a Subtenant or for this Lease or a sublease is appointed in foreclosure proceedings, receivership proceedings under the Bankruptcy Act or other judicial proceedings, this Lease or a sublease or any interest in the leased property shall not thereby or by any such proceedings pass or be assigned to any purchaser, assignee, receiver or trustee, but landlord, at its option, and in the event any such proceedings be not dismissed within thirty (30) days after the institution thereof may terminate this Lease and all of the rights of the Tenant and any such succeding party in or to the premises or in or to this Lease shall terminate, and Landlord may thereupon into possession thereof and remove all persons therefrom.

     13.  FIXTURES and EQUIPMENT. Except the following equipment which may be
          ----------------------
removed upon Tenant's surrender of premises, such as;

          1.)  Central Delivery Machine

          2.)  Stainless Steel Hot Water heater

          3.)  Water Purification Equipment

          4.)  Dialysis Storage System

          5.) Emergency Generator and Transfer Switch all improvement, installations, affixed furniture and fixtures made by Tenant shall become property of Landlord upon Tenants surrender of the Premises.

     During the term hereof or any extended term, Tenant shall at all times pay and discharge all taxes levied upon its personal propertry and fixtures promptly and before delinquency and will not cause or permit any such taxed assessed upon or against the premises.

     14.  CONDEMNATION. In the event that, during the term hereof or any
          ------------
extended term, a non material part of the Premises shall be appropriated or taken under the power of eminent domain which partial taking does not render the Premises unsuitable for Tenant's use, then such partial condemnation shall not terminate this Lease and Landlord shall receive the entire award pertaining to the building and shall use the funds derived therefrom as shall be required to restore the building to a completed whole and Landlord shall so reconstruct the building at its expense and Tenant shall be entitled to any award pertaining to a loss of fixtures improvements and equipment installed by Tenant. During any such repairs or reconstruction, Tenant shall be entitled to an abatement in minimum rent in reasonable proportion to the loss of use of the Premises during such period of repair and reconstruction. Upon completion of such restoration rent payable hereunder shall be adjusted so that Tenant shall be required to pay that portion of the rent as the value of the part of the Premises remaining after condemnation bears to the value of the entire Premises at the date of the condemnation.

     In the event of total condemnation,this Lease shall terminate as of the date of taking and Landlord shall be entitled to the entire award of land and building and Tenant shall be entitled to any award of its fixtures and equipment and improvements. Upon such termination of the Lease each party shall be released of any further liability hereunder except for items theretofore accrued and unpaid and items prepaid by Tenant and which shall be refunded to Tenant.

     15. DEFAULT by TENANT. Tenant covenants and agrees that, if the rental
         -----------------
reserved by this Lease, or other charges to be paid hereunder by Tenant, or any part thereof, shall be unpaid when due, or Tenant shall fail to perform any of the other covenants, conditions or agreements herein contained, or if the Premises should be abandoned by Tenant, Landlord may at its option, recover and resume possession of the Premises by process of law; provided however, that if the default be made in the payment of rentals or other charges to be paid by Tenant, then the said Landlord shall first give Tenant ten (10) days notice in writing to cure said default, which notice shall specify the nature and character of said default of defaults, and if the default shall consist in Tenants failure to perform any of the other covenants, conditions and agreements herein contained then Landlord shall first give Tenant Thirty (30) days' notice in writing to cure said default or defaults, and upon the failure of Tenant to cure said defaults within the time specified in the applicable notice, Landlord may exercise the rights herein granted; provided however, that if such defaults is by its nature impossible to cure within said thirty (30) days and thereafter diligently pursues the cure of said default, to completion as soon as reasonably possible, then Tenant shall not be in default. In the event of such resumption of possession under this Lease, or by summary proceedings, or by any other means, Landlord may remove all persons and property from the Premises and may relet the same as agent for Tenant. Landlord shall be entitled to hold Tenant liable for the difference between the rent herein provided to be paid and other charges payable by Tenant hereunder, during the residue of the original term of this Lease had it continued in force, and the net rent for the residue of the term realized by Landlord by means of reletting the premises to other parties. Tenant agrees that such net rent shall be determined by deducting from the entire rent received by reason of such reletting the expense incurred by Landlord for necessary repairs to the premises or by reason of any breach of the terms, covenants, and conditions of this Lease, and all and any necessary expense incurred in recovering the possession of the premises, and the cost and expenses of such reletting, including the reasonable cost of removing Tenants temporary improvements, but not including any expenses in connection with remodeling for a new Tenant agrees that said reletting may be for the whole or the residue of the demised term or for portions thereof from time to time as opportunity may offer and as Landlord may deem expedient, and in such case Tenant shall be liable for such difference from time to time as the rent would have fallen due if this lease have continued, deducting from the payments so to be made by Tenant from a given period as provided, herein, the net realized during the same period by reletting as aforesaid. Landlord may, at its option, terminate this Lease, and landlord, shall be entitled to recover from Tenant as damages the difference, if any, between the then reasonable rental value of the Premises, for the balance of term reserved in this Lease, and the amount of rental and other charges payable by Tenant for the balance of the term of this Lease together with the Rent then unpaid, including all reasonable attorney's fees, to be fixed by the court, which may be incurred in recovering the possession of said Premises or which may be incurred in collecting such damaged or such rents. It is further understood and agreed, that in the event Landlord shall elect to terminate this Lease as provided in this paragraph, Landlord shall give written notice to Tenant to that effect and may, at its option, immediately institute legal proceedings to collect all of said rental or damages, if any due Landlord by Tenant.

     (b) No waiver of landlord of its right to enforce any provision hereof after any default on the Part of Tenant shall be deemed a waiver of his rights to enforce each and all of the provisions hereof upon any further or other default of Tenant. No reentry of the said Premises by Landlord, as herein provided, shall be construed as an election of his part to terminate this Lease notice to that effect is delivered to Tenant or mailed to Tenant at its last known address and all remedies herein expressly given to Landlord shall be cumulative to each other and to any other legal or equitable remedy which Landlord might otherwise have in the event of a breach by Tenant, unless written and the exercise of one right or remedy by Landlord shall not in anywise impair the right to any other remedy until all obligations herein imposed on Tenant have been fully performed.

     16. NOTICES. Whenever any notice is required to be given or delivered
         -------
personally or by registered mail or certified mail addressed as follows:

          To Tenant:

     To Tenant: Bio-Medical Applications of Los Angeles, Inc.
             c/o National Medical Care, Inc,
             1601 Trapelo Road
             Waltham, MA 02154
             ATTN- DSD Legal Department

     To Landlord:
             500 E. Carson Street, Suite 211

             Carson, Ca. 90745

Any notice mailed as above provided, shall be deemed to have given or delivered at the time of mailing. Either party hereto may, by written notice served upon the other, change its mailing address from time to time during the Term hereof.

     17.  MISCELLANEOUS.
          -------------
     (a) If the Premises are subject to the lien or encumbrance of a mortgage or deed of trust, Landlord shall provide Tenant with a letter of nondisturbance, in form and substance satisfactory to Tenant, wherein the holder of such lien or encumbrance covenants that in case of any foreclosure or forfeiture of landlord's interest in the Premises, Tenant's leasehold estate shall not be disturbed so long as Tenant is not in default under this lease.

     (b) The language in all parts of this Lease shall in all cases be construed simply according to its fair meaning and not strictly for or against either Landlord or Tenant. In any action or proceeding by one of the parties hereto against the other with respect to enforcement of this Lease, its interpretation or any dispute arising with respect to the said Lease, it is anticipated, that the cost and reasonable attorney's fees incurred by the prevailing party in such action, shall be recovered against the other party as a part of the judgment rendered in such action or proceeding.

     (c) Any waiver by either of the parties to this Lease, of any of the terms, covenants or agreements of this lease, at any time, shall not be taken or understood as a waiver at any time thereafter of the same terms, covenants or conditions herein contained.

     (d) This lease contains all of the covenants, conditions, stipulations, agreements and provisions agreed upon between the parties hereto in relation to, the Premises, and this Lease supersedes and cancels each and every other agreement, promise and/or negotiation between the parties with reference to the Premises; and no employee, agent or representative of Landlord or Tenant has the authority to change, modify or alter the terms hereof, and neither party is nor shall be bound by any inducement, statement, representation, promise or agreement not in conformity herewith.

     18.  Covenants Against Liens; Inspection. Tenant shall indemnify and save
          -----------------------------------
Landlord harmless from and against any lien or claim of lien attached to or upon the Premises or any part thereof by reason of any act or omission on the part of Tenant. Landlord, or landlord's agents shall at all reasonable times have the right to enter upon the Premises for the purpose of inspecting the same, and for the purpose of posting or keeping posted notices of non-responsibility or any or all forms of notice reasonably necessary or proper to protect Landlord or the Premises against mechanic's or materialmen's liens, or charges, or other liens or charges, which might or could arise out of the use of the Premises by Tenant, or the construction of the improvements or the making of alterations or repairs to the Premises.

     19.  Covenant of Quiet Enjoyment. Landlords covenants and agrees to and
          ---------------------------
with Tenant that at all times when Tenant is not in default under this Lease and during the term of this Lease, Tenant's quiet and peaceable enjoyment of the Premises shall not be disturbed or interfered with by Landlord or any person claiming by, through or under Landlord.

     20.  Signs. Tenant may affix, erect and maintain on the Premises such
          -----
signs, as Tenant shall deem reasonably necessary to the conduct of its business with written approval from Landlord of plans and specifications for such signs, which approval will not be unreasonably withheld or delayed; provided however, that the cost of erection and maintenance of any such sign shall be the responsibility of Tenant.

     21.  Successors. Each and all of the Terms and Agreements herein contained
          ----------
shall be binding upon and inure to the benefit of the parties hereto their heirs, personal and legal representatives, successors and assigns.

     21.  Surrender. Upon the last day of the term of this Lease, or any
          ---------
extended term, or upon any sooner termination hereof under any of the provisions for the termination, Tenant shall quietly and peaceably surrender the possession of the Premises thereon to landlord in at least as good order, condition and repair as at the commencement of the term reasonable tear and wear, acts of God and landlord responsibilities to repair excepted. In the event, that Tenant shall hold over after the expiration of said term, or extended term such holding over shall be from month to month only and Tenant shall pay to Landlord each month in advance a monthly rental which shall be equivalent to the average of monthly rentals (including minimum rental and property taxes) paid by Tenant during the immediately preceding twelve (12) months period and during such holding over, Tenant shall, be subject to each and all of the terms, covenants and conditions of this Lease.

          DULY EXECUTED by the parties hereto as of the day and year first written above.

                              COMMERCIAL BUILDING COMPANY

                              By:  /s/ [SIGNATURE]
                                 --------------------------------------------
                                       LANDLORD


                              BIO MEDICAL APPLICATIONS OF LOS ANGELES, INC.


                              By:  /s/ [SIGNATURE]
                                 --------------------------------------------


                              By:  __________________________________________
                                        TENANT